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Exhibit 10.2
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                                   EXHIBIT B
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                             RESTRICTED STOCK AWARD

                            DYNATRONICS CORPORATION
                        2005 EQUITY INCENTIVE AWARD PLAN
                       RESTRICTED STOCK AWARD CERTIFICATE

      THIS RESTRICTED STOCK AWARD CERTIFICATE (THIS "CERTIFICATE"), is to certify that Dynatronics Corporation, a Utah corporation (the "Company"), has offered you ("Grantee") the right to receive Common Stock (the "Stock" or "Shares") of the Company under its 2005 Equity Incentive Award Plan (the "Plan"), as follows:

Name of Grantee: Larry Beardall
Number of Shares: 200,000 shares
Grant Date: March 1, 2011
Vesting Commencement Date: March 1, 2012
Vesting Schedule: 20,000 shares per year for ten (10) years, commencing on the first anniversary of the Grant Date.

      By your signature and the signature of the Company's representative below, you and the Company agree to be bound by all of the terms and conditions of the Restricted Stock Award Agreement, which is attached hereto as Annex I, and the Plan (both incorporated herein by this reference as if set forth in full in this document). By executing this Certificate, you hereby irrevocably elect to accept the Restricted Stock Award rights granted pursuant to this Certificate and the related Restricted Stock Award Agreement and to receive the shares of Restricted Stock of Dynatronics Corporation designated above subject to the terms of the Plan, this Certificate and the Award Agreement.


   GRANTEE:                                   DYNATRONICS CORPORATION





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                                    ANNEX I

                            DYNATRONICS CORPORATION
                        2005 Equity Incentive AWARD PLAN
                        RESTRICTED STOCK AWARD AGREEMENT

      This Restricted Stock Award Agreement (this "Agreement"), is made and entered into on the Grant Date of the Restricted Stock Award Certificate to which it is attached (the "Certificate"), by and between Dynatronics Corporation, a Utah corporation (the "Company"), and the employee ("Grantee") named in the Certificate.

      Pursuant to the Dynatronics Corporation 2005 Equity Incentive Award Plan (the "Plan"), the Committee (as that term is defined in the Plan) has authorized the grant to Grantee of the right to receive shares of the Company's Common Stock (the "Award"), upon the terms and subject to the conditions set forth in this Agreement and in the Plan. Except as otherwise provided herein, or unless the context clearly indicates otherwise, capitalized terms not otherwise defined herein shall have the same definitions as provided in the Plan.

      NOW, THEREFORE, in consideration of the premises and the benefits to be derived from the mutual observance of the covenants and promises contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Basis for Award. This Award is made pursuant to the Plan for valid consideration provided to the Company by Grantee. By your execution of the Certificate, you agree to accept the Restricted Stock Award rights granted pursuant to the Certificate and this Agreement and to receive the shares of Restricted Stock of Dynatronics Corporation designated in the Certificate subject to the terms of the Plan, the Certificate and this Agreement.

      2. Restricted Stock Award. The Company hereby awards and grants to Grantee, for valid consideration with a value in excess of the aggregate par value of the Common Stock awarded to Grantee, the number of shares of Common Stock of the Company set forth in the Certificate, which shall be subject to the restrictions and conditions set forth in the Plan, the Certificate and in this Agreement (the "Restricted Stock"). One or more stock certificates representing the number of Shares specified in the Certificate shall hereby be registered in Grantee's name (the "Stock Certificate"), but shall be deposited and held in the custody of the Company for Grantee's account as provided in Section 8 hereof until such Restricted Stock becomes vested.

      3. Vesting and Termination of Continuous Service. The Restricted Stock shall vest and restrictions on transfer shall lapse subject to the Vesting Schedule set forth in the Certificate; provided, that, Grantee is in Continuous Service on the applicable vesting date. Upon the occurrence of a Change in Control as defined in Grantee's employment agreement with the Company dated February __, 2011 ("Executive Employment Agreement"), the Restricted Stock shall become 100% vested on such event and the restrictions on transfer shall lapse. The shares of Restricted Stock which have not vested in accordance with the Certificate (the "Unvested Shares") shall become vested and the restrictions on transfer shall lapse upon termination of Continuous Service pursuant to Section 6(b) of the Executive Employment Agreement. Upon termination of Grantee's Continuous Service for any other reason prior to the date that Grantee becomes 100% vested in the Award, the Unvested Shares shall be forfeited immediately and Grantee shall have no right with respect to the Unvested Shares, except as otherwise provided in Section 6(a)(2) of the Executive Employment Agreement. Prior to vesting, all Unvested Shares shall be subject to the restrictions set forth in this Agreement. For purposes of this Agreement and notwithstanding any other provision of the Plan to the contrary, "Cause" as used herein shall have the meaning in Section 1 of the Executive Employment Agreement.


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      4. Compliance with Laws and Regulations. The issuance, transfer, vesting, and ownership of Common Stock shall be subject to compliance by the Company and Grantee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Grantee agrees to cooperate with the Company to ensure compliance with such laws and requirements. Prior to issuance or transfer of Common Stock, the Company may require Grantee to execute and deliver a letter of investment intent in such form and containing such provisions as requested by the Committee.

      5. Tax Withholding.

            (a) Grantee agrees that, no later than the first to occur of (i) the date as of which the restrictions on the Restricted Stock shall lapse with respect to all or any of the Restricted Stock covered by this Agreement or (ii) the date required by Section 5(b) below, Grantee shall pay to the Company (in cash or by bank check) any federal, state, or local taxes of any kind required by law to be withheld, if any, with respect to the Restricted Stock for which restrictions shall lapse. The Company shall, to the extent permitted by law, also have the right to deduct from any payment of any kind otherwise due to Grantee any federal, state or local taxes of any kind required by law to be withheld with respect to the Restricted Stock. Any gross-up payment made by the Company under Section 4(j) of the Executive Employment Agreement shall be, at the sole discretion of the Company, applied by the Company against any withholding obligation of the Company in connection with the Restricted Stock or payments made in relation to the Restricted Stock.

            (b) Grantee may elect, within thirty (30) days of the Grant Date, to include in gross income for federal income tax purposes an amount equal to the Fair Market Value of the Restricted Stock less the amount, if any, paid by Grantee (other than by prior services) for the Restricted Stock granted hereunder pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended. In connection with any such Section 83(b) election, Grantee shall pay to the Company, or make such other arrangements satisfactory to the Committee to pay to the Company based on the Fair Market Value of the Restricted Stock on the Grant Date, any federal, state or local taxes required by law to be withheld with respect to such Shares at the time of such election. If Grantee fails to make such payments, the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to Grantee any federal, state or local taxes required by law to be withheld with respect to such Shares.

      6. No Right to Continued Service. Nothing in this Agreement shall be deemed by implication or otherwise to impose any limitation on any right of the Company to terminate Grantee's service at any time and for any reason.


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      7. Representations and Warranties of Grantee. Grantee represents and warrants to the Company that:

            (a) Agrees to Terms of the Plan and the Agreement. Grantee has received a copy of the Plan, the Certificate, and the Agreement and has read and understands the terms thereof. Grantee acknowledges that there may be adverse tax consequences upon the vesting of Restricted Stock or disposition of the shares of Common Stock once vested, and that Grantee should consult a tax advisor prior to such time.

            (b) Stock Ownership. Grantee is the record and beneficial owner of the shares of Restricted Stock with full right and power to vote and receive dividends on such shares; provided, that, Grantee understands that the stock certificates evidencing the Restricted Stock will bear a legend referencing this Agreement. Any dividends which are paid in cash shall be distributed to Grantee as soon as practicable. If any dividends are paid in Common Stock during an applicable period of restriction, Grantee shall receive such shares subject to the same restrictions as the Restricted Stock with respect to which they were issued.

      8. Restrictions on Unvested Shares.

            (a) Deposit of the Unvested Shares. Grantee shall deposit all of the Unvested Shares with the Company to hold until the Unvested Shares become vested, at which time such vested shares shall no longer constitute Unvested Shares. Grantee shall execute and deliver to the Company, concurrently with the execution of this Agreement, blank stock powers for use in connection with the transfer to the Company or its designee of Unvested Shares. The Company will deliver to Grantee the Stock certificate for the shares of Common Stock that become vested upon vesting of such shares.

            (b) Restriction on Transfer of Unvested Shares. Grantee shall not sell, transfer, assign, grant a lien or security interest in, pledge, hypothecate as collateral for a loan or as security for the performance of any obligation or for any other purpose, encumber or otherwise dispose of any of the Unvested Shares, except as permitted by this Agreement.

      9. Adjustments. This Award is subject to the adjustment provisions set forth in the Plan.

      10. Restrictive Legends and Stop-Transfer Orders.

            (a) Legends. Grantee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Common Stock, together with any other legends that may be required by state or U.S. Federal securities laws, the Company's Certificate of Incorporation or Bylaws, any other agreement between Grantee and the Company or any agreement between Grantee and any third party:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, AS SET FORTH IN A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.


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            (b) Stop-Transfer Instructions. Grantee agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) Refusal to Transfer. The Company will not be required (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or
(ii) to treat as owner of such shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares have been so transferred.

      11. Modification. Except as specifically provided in the Plan, the Agreement may not be modified except in writing signed by both parties.

      12. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Grantee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Grantee.

      13. Entire Agreement. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan, the Certificate, and this Agreement, the Plan shall govern and control. This Agreement, the Certificate and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

      14. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Grantee shall be in writing and addressed to Grantee at the address indicated on the signature page hereof or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon:
(a) personal delivery; (b) five (5) days after deposit in the United States mail by certified or registered mail (return receipt requested); (c) two (2) business days after deposit with any return receipt express courier (prepaid); or (d) one
(1) business day after transmission by facsimile.

      15. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Grantee and Grantee's heirs, executors, administrators, legal representatives, successors and assigns.

      16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah without giving effect to its conflict of law principles. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.



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                                   EXHIBIT A

            DYNATRONICS CORPORATION 2005 Equity Incentive AWARD PLAN
















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                                   EXHIBIT B

                                  STOCK POWER
                    (To be left blank except for signature)

For value received, the undersigned does hereby sell, assign and transfer unto Dynatronics Corporation shares of Common Stock of Dynatronics Corporation represented by certificate number standing in the name of the undersigned.

The undersigned does hereby irrevocably constitute and appoint attorney to transfer the foregoing on the books of the within named company, with full power of substitution in the premises.

This stock power may only be used in accordance with the Restricted Stock Award Agreement by and between Dynatronics Corporation and the undersigned dated as of [ ], and any amendments thereto.

Dated:
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Signature:
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    Signature must correspond EXACTLY to the name shown in the certificate.





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                                   EXHIBIT C

                          Section 83(b) Election Form

Attached is an Internal Revenue Code Section 83(b) Election Form. IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, YOU MUST DO SO WITHIN 30 DAYS AFTER THE GRANT DATE. In order to make the election, you must completely fill out the attached form and file one copy with the Internal Revenue Service office where you file your tax return. In addition, one copy of the statement also must be submitted with your income tax return for the taxable year in which you make this election. Finally, you also must submit a copy of the election form to the Company within ten (10) days after filing that election with the Internal Revenue Service. A Section 83(b) election normally cannot be revoked.

            DYNATRONICS CORPORATION 2005 Equity Incentive Award PLAN

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         Election to Include Value of Restricted Stock in Gross Income
         in Year of Transfer Under Internal Revenue Code Section 83(b)

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      Pursuant to Section 83(b) of the Internal Revenue Code, I hereby elect within 30 days after receiving the property described herein to be taxed immediately on its value specified in item 5 below.

1.   My General Information:

Name:
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Address:
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S.S.N.
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or T.I.N.:
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2. Description of the property with respect to which I am making this election:

                shares of Restricted Stock of Dynatronics Corporation

3. The shares of Restricted Stock were transferred to me on February , 2011. This election relates to the 20 calendar taxable year.

4. The shares of Restricted Stock are subject to the following restrictions:

            The shares of Restricted Stock are forfeitable until they are vested in accordance with Section 6 of the Dynatronics Corporation 2005 Equity Incentive Award Plan (the "Plan") and the Restricted Stock Award Agreement (the "Award Agreement") entered into between me and Dynatronics Corporation on February , 2011. The shares of Restricted Stock are not transferable until my interest becomes vested and nonforfeitable, pursuant to the Award Agreement and the Plan.



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5. Fair market value:

            The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the shares of Restricted Stock with respect to which I am making this election is $ per share.

6. Amount paid for Restricted Stock:

            The amount I paid for the Restricted Stock is $ per share.

7. Furnishing statement to employer:

            A copy of this statement has been furnished to my employer, Dynatronics Corporation If the transferor of the Restricted Stock is not my employer, that entity also has been furnished with a copy of this statement.

8. Award Agreement or Plan not affected:

            Nothing contained herein shall be held to change any of the terms or conditions of the Award Agreement or the Plan.

Dated:        , 2011.





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